UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2014 (March 25, 2014)

GAMESTOP CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-32637	20-2733559
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

625 Westport Parkway, Grapevine, TX	76051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (817) 424-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 25, 2014, GameStop Corp. (the “Company”) entered into a Second Amended and Restated Credit Agreement by and among the Company, certain subsidiaries of the Company (the “Borrowers”), Bank of America, N.A. and the other lending institutions listed therein (the “Lenders”), Bank of America, N.A., as Issuing Bank, Bank of America, N.A., as Agent, JPMorgan Chase Bank, N.A., as Syndication Agent and Wells Fargo Bank, National Association, U.S. Bank National Association and Regions Bank as Co-Documentation Agents (the “Agreement”).

The Agreement amends and restates, in its entirety, the Company’s prior Credit Agreement entered into on January 4, 2011, as thereafter amended from time to time, and provides for a five-year, $400 million asset-based revolver maturing on March 25, 2019. The Company has the ability to increase the facility by up to $200 million under certain circumstances.

The Agreement places certain restrictions on the Company and its subsidiaries, including limitations on asset sales, additional liens, investments, loans, guarantees, acquisitions and the incurrence of additional indebtedness. The per annum interest rate under the Agreement is variable and is calculated by applying a margin (1) for prime rate loans of 0.25% to 0.75% above the highest of (a) the prime rate of the Agent, (b) the federal funds effective rate plus 0.50% and (c) the LIBO rate for a 30-day interest period as determined on such day plus 1.00%, and (2) for LIBO rate loans of 1.25% to 1.75% above the LIBO rate. The applicable margin is determined quarterly as a function of the Company’s average daily excess availability under the facility and is set at 0.50% for prime rate loans and 1.50% for LIBO rate loans until the first day of the fiscal quarter of the Company and the Borrowers commencing on June 1, 2014. In addition, the Company is required to pay a commitment fee of 0.25% for any unused portion of the total commitment under the Agreement.

As provided in the Agreement, certain direct and indirect subsidiaries of the Company guaranteed certain obligations of the Company and the Borrowers.

The Agreement is also secured by substantially all of the Company’s and certain of its subsidiaries’ assets, including (i) inventory, (ii) accounts receivable (including credit card receivables), (iii) general intangibles (including trade names, trademarks and other intellectual property), (iv) furniture, fixtures and equipment, (v) bank and investment accounts, (vi) investment property (including a pledge of subsidiary stock), (vii) owned real estate, (viii) claims and causes of action relating to the foregoing accounts receivable, certain intellectual property and the capital stock and other equity interests of certain of the Company’s direct and indirect subsidiaries, pursuant to (a) the Second Amended and Restated Security Agreement, dated as of March 25, 2014 (the “Security Agreement”), (b) the Second Amended and Restated Patent and Trademark Security Agreement, dated as of March 25, 2014 (the “Patent Agreement”) and (c) the Mortgage, Security Agreement, and Assignment and Deeds of Trust between GameStop Texas LP and Bank of America, N.A., as Collateral Agent (the “GameStop Mortgage Agreement”). In addition, the Company and certain of its subsidiaries have entered into the Second Amended and Restated Pledge Agreement, dated as of March 25, 2014, pledging certain interests in certain subsidiaries (the “Pledge Agreement”).

The Agreement provides for customary events of default with corresponding grace periods, including failure to pay any principal or interest when due, failure to comply with covenants, any material representation or warranty made by the Company or the Borrowers proving to be false in any material respect, certain bankruptcy, insolvency or receivership events affecting the Company or its subsidiaries, defaults relating to certain other indebtedness, imposition of certain judgments and mergers or the liquidation of the Company or certain of its subsidiaries. In the event of a default by the Company or any of the Borrowers, the Agent may, and at the request of the requisite number of Lenders shall, take either or both of the following actions, (a) declare all obligations under the Agreement immediately due and payable, and terminate the Lenders’ commitments to make loans under the Agreement, and/or (b) enforce any and all rights of the Lenders or Agent under the Agreement and related documents. For certain events of default related to bankruptcy, insolvency and receivership, the commitments of Lenders will be automatically terminated and all outstanding obligations of the Company will become immediately due and payable.

The foregoing description of each of the Agreement, the Security Agreement, the Patent Agreement, the GameStop Mortgage Agreement and the Pledge Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of each agreement, which are filed, respectively, as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4 and Exhibit 10.5, hereto, and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of a Registrant.

(a) The disclosure provided under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03(a) as if fully set forth herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

10.1	Second Amended and Restated Credit Agreement, dated as of March 25, 2014, by and among GameStop Corp., certain subsidiaries of GameStop Corp., Bank of America, N.A. and the other lending institutions listed therein, Bank of America, N.A., as Issuing Bank, Bank of America, N.A., as Agent, JPMorgan Chase Bank, N.A., as Syndication Agent and Wells Fargo Bank, National Association, U.S. Bank National Association and Regions Bank as Co-Documentation Agents.

10.2	Second Amended and Restated Security Agreement, dated as of March 25, 2014.

10.3	Second Amended and Restated Patent and Trademark Security Agreement, dated as of March 25, 2014.

10.4

Mortgage, Security Agreement, and Assignment and Deeds of Trust between GameStop Texas LP and Bank of America, N.A., as Collateral Agent (incorporated by reference to Exhibit 10.5 of the Company’s Current

Report on Form 8-K, filed with the Securities and Exchange Commission on October 12, 2005).

10.5	Second Amended and Restated Pledge Agreement, dated as of March 25, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMESTOP CORP. (Registrant)

Date: March 28, 2014	By:	/s/ Robert A. Lloyd
	Name:	Robert A. Lloyd
	Title:	Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Second Amended and Restated Credit Agreement, dated as of March 25, 2014, by and among GameStop Corp., certain subsidiaries of GameStop Corp., Bank of America, N.A. and the other lending institutions listed therein, Bank of America, N.A., as Issuing Bank, Bank of America, N.A., as Agent, JPMorgan Chase Bank, N.A., as Syndication Agent and Wells Fargo Bank, National Association, U.S. Bank National Association and Regions Bank as Co-Documentation Agents.

10.2	Second Amended and Restated Security Agreement, dated as of March 25, 2014.

10.3	Second Amended and Restated Patent and Trademark Security Agreement, dated as of March 25, 2014.

10.4	Mortgage, Security Agreement, and Assignment and Deeds of Trust between GameStop Texas LP and Bank of America, N.A., as Collateral Agent (incorporated by reference to Exhibit 10.5 of the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 12, 2005).

10.5	Second Amended and Restated Pledge Agreement, dated as of March 25, 2014.